Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                 SEPTEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a)    The amounts below are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

      Class 7-A1....$        19.50676757    Class 7-A11...$      0.00000000
      Class 7-A2....$        19.50676747    Class 7-A12...$      0.00000000
      Class 7-A3....$        19.50678053    Class 7-PO....$      0.89782419
      Class 7-A4....$        13.20071591    Class 7-M.....$      0.66538643
      Class 7-A5....$        12.28522695    Class 7-B1....$      0.66538833
      Class 7-A6....$         0.00000000    Class 7-B2....$      0.66538655
      Class 7-A7....$        10.23101196    Class 7-B3....$      0.66538833
      Class 7-A8....$         0.00000000    Class 7-B4....$      0.66537995
      Class 7-A9....$         0.00000000    Class 7-B5....$      0.66539124
      Class 7-A10...$         0.00000000    Class 7-R.....$      0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

      Class 7-A1....$        18.51496744    Class 7-A8....$      0.00000000
      Class 7-A2....$        18.51496734    Class 7-A9....$      0.00000000
      Class 7-A3....$        18.51497974    Class 7-10....$      0.00000000
      Class 7-A4....$        12.52954003    Class 7-11....$      0.00000000
      Class 7-A5....$        11.66059810    Class 7-12....$      0.00000000
      Class 7-A6....$         0.00000000    Class 7-PO....$      0.85217531
      Class 7-A7....$         9.71082741    Class 7-M.....$      0.00000000

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      Class 7-B1....$         0.00000000    Class 7-B4....$      0.00000000
      Class 7-B2....$         0.00000000    Class 7-B5....$      0.00000000
      Class 7-B3....$         0.00000000    Class 7-R.....$      0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

      Class 7-A1....$         7.27905687    Class 7-M.....$      6.24590598
      Class 7-A2....$         5.82324557    Class 7-B1....$      6.24590503
      Class 7-A3....$         5.78281006    Class 7-B2....$      6.24590527
      Class 7-A4....$         5.81913203    Class 7-B3....$      6.24590788
      Class 7-A5....$         6.54297908    Class 7-B4....$      6.24600995
      Class 7-A6....$         5.93749977    Class 7-B5....$      6.24594751
      Class 7-A7....$         6.18645455    Class 7-R.....$      0.00000000
      Class 7-A8....$         6.25000000    Class 7-S.....$      0.34570714
      Class 7-A9....$         0.00000000
      Class 7-A10...$         6.66666700
      Class 7-A11...$         6.25000000
      Class 7-A12...$         6.04166650

     iv)  Accrual Amount:

          Class 7-A9...........        $        42,765.63


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:              0.20909999

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date: $ 339,414,700.29

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                               1,198

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                        Class Certificate          Single
                                        Principal Balance   Certificate Balance
                                        -----------------   -------------------

          Class 7-A1........           $    29,998,333.71   $            951.03
          Class 7-A2........           $     5,396,357.89   $            951.03
          Class 7-A3........           $   142,625,634.35   $            951.03
          Class 7-A4........           $    16,213,907.73   $            966.86
          Class 7-A5........           $    34,263,497.27   $            969.16

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          Class 7-A6........           $    12,029,747.00   $          1,000.00
          Class 7-A7........           $     4,094,734.37   $            979.60
          Class 7-A8........           $     2,760,000.00   $          1,000.00
          Class 7-A9........           $     6,885,265.63   $          1,012.54
          Class 7-A10.......           $    10,000,000.00   $          1,000.00
          Class 7-A11.......           $    40,000,000.00   $          1,000.00
          Class 7-A12.......           $    20,000,000.00   $          1,000.00
          Class 7-PO.......            $       281,395.70   $            998.68
          Class 7-M.........           $     5,246,762.08   $            998.68
          Class 7-B1........           $     3,497,841.38   $            998.68
          Class 7-B2........           $     2,623,380.54   $            998.68
          Class 7-B3........           $     1,748,920.69   $            998.68
          Class 7-B4........           $       524,675.31   $            967.94
          Class 7-B5........           $     1,224,246.64   $            998.68
          Class 7-S.........           $   326,117,260.15   $            967.94
          Class 7-R.........           $             0.00   $              0.00

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

           book value.......................................$              0.00
           unpaid principal balance.........................$              0.00
           number of related mortgage loans.................                  0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                      Number           20    Principal Balance $  4,848,314.39
               (2)  60-89 days
                      Number            0    Principal Balance $          0.00
               (3)  90 days or more
                      Number            0    Principal Balance $          0.00

          (b)  in foreclosure
                      Number            0    Principal Balance $          0.00

     x) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ........................$          0.00

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     xi)  The Senior Percentage for such Distribution Date: ...       95.668700%

          The Junior Percentage for such Distribution Date: ...        4.331300%

     xii) The Senior Prepayment Percentage for such Distribution
          Date:................................................      100.000000%

          The Junior Prepayment Percentage for such Distribution Date: 0.000000%